UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)          (Zip code)
Marie Chandoha
Laudus Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2012

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2012

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm

Laudus Mondrian International Equity Fund

Laudus Mondrian Global Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian International Equity Fund

Investor Shares (Ticker Symbol: LIEQX)	-2.02%
Select Shares® (Ticker Symbol: LIEFX)	-1.82%
Institutional Shares (Ticker Symbol: LIEIX)	-1.63%
MSCI EAFE® Index (Net)	-5.77%

Performance Details	pages 4-6

Laudus Mondrian Global Equity Fund

Investor Shares (Ticker Symbol: LGEQX)	4.89%
Select Shares® (Ticker Symbol: LGESX)	5.17%
Institutional Shares (Ticker Symbol: LGEVX)	5.25%
MSCI World® Index (Net)	0.56%

Performance Details	pages 7-9

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	-0.19%
Select Shares® (Ticker Symbol: LEMSX)	0.25%	*
Institutional Shares (Ticker Symbol: LEMNX)	0.23%
MSCI Emerging Markets Index (Net)	-8.80%

Performance Details	pages 10-12

Laudus Mondrian International Fixed Income Fund (Ticker Symbol: LIFNX)	2.48%

Citigroup non-U.S. Dollar World Government Bond Index	3.93%

Performance Details	pages 13-15

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The funds’ performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates.

Please see prospectus for further detail and investor eligibility requirements.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

Laudus Mondrian Funds 1

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Laudus Mondrian Funds.

For the 12 months ended March 31, 2012, investors experienced two sharply contrasting investment environments: the generally risk-averse conditions during the first half of the report period, and the comparatively optimistic environment in the second half. Mixed economic growth, the euro zone’s sovereign debt crisis, and substantial market volatility represented primary catalysts for those divergent settings. Stocks in emerging markets and in Europe, Asia, and the Far East generally produced losses, while global equities finished in modestly positive territory, and international government bonds generated modest gains.

On the economic front, results were mixed around the globe. Government initiatives aimed at controlling inflation, currency values, and rising prices in residential properties tempered economic activity within some emerging economies. For example, Brazil’s economy expanded by an inflation-adjusted 2.7% in 2011, less than half of the country’s 2010 pace. China’s economy slowed but remained robust, while reduced manufacturing activity tempered economic growth in Hong Kong and South Korea. Among developed economies, activity in Japan contracted slightly during 2011, while the economies of France and the U.K. grew modestly.*

The euro zone’s sovereign debt crisis affected investor optimism throughout the period. Ongoing efforts by European leaders to restructure Greece’s sovereign debt permanently, while avoiding a default, translated into an anxiety-ridden climate for investors. The frequently volatile investment climate that ensued caused flights to safe havens such as U.S. Treasuries. In an effort to restore financial market stability, the Federal Reserve and the European Central Bank acted in close coordination to ensure that financial markets had ample liquidity, while maintaining interest rates at historically low levels.

Investors became more optimistic as conditions improved. Brighter U.S. economic prospects helped, as the U.S. unemployment rate declined from 9.0% in April 2011 to 8.2% in March 2012. Tentative signs that the housing market became healthier also played a positive role. On the international front, expectations for a solution to Greece’s sovereign debt problems inspired investors to reconsider emerging market economies in light of better economic prospects.

2 Laudus Mondrian Funds

From the President continued

Stocks in emerging markets and in Europe, Asia, and the Far East generally produced losses, while global equities finished in modestly positive territory, and international government bonds generated modest gains.

With investors willing to take on more risk as 2012 began, the MSCI EAFE Index, the MSCI Emerging Markets Index, and MSCI World Index all generated dollar-converted returns of more than 10% for the first three months of the new year. In addition, U.S. stock indices provided notable first-quarter results, while international bonds generally lost modest ground. For the 12-month report period, the MSCI Emerging Markets Index (Net) returned -8.80%, the MSCI EAFE Index (Net) returned -5.77%, the MSCI World Index (Net) returned 0.56%, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 3.93%.

For details about how the funds were managed during the 12-month report period, as well as for information concerning the funds’ characteristics, investment performance, and objectives, please read the pages that follow this letter.

Thank you for investing in the Laudus Mondrian Funds, which are members of the Laudus Fund family. Charles Schwab Investment Management, Inc., formed the Laudus Fund family in 2004 with the objective of providing clients with access to third party portfolio management teams with strong investment records. The subadviser to the Laudus Mondrian Funds is Mondrian Investment Partners Limited, a London-based portfolio management firm with experience in international investing since 1990.

We encourage you to review your investment portfolio regularly to ensure it meets your current financial plan. For answers to questions or to consult our website for more information, please visit www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

*	Data sources: Central Intelligence Agency World Factbook 2012, the European Commission (primarily Directorates-General: Economic and Financial Affairs, and Eurostat).

Laudus Mondrian Funds 3

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund’s Investor Shares returned -2.02% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the comparative index), which returned -5.77%.

Market Performance. Japan’s natural disasters and subsequent challenges, the euro zone’s sovereign debt crisis, and mixed but often weak economic data around the globe shaped the performance of international equities during the 12 months. Tough austerity measures adopted in the U.K. supported the country’s stock market, allowing for modestly positive returns in dollar-converted terms. Norway’s stock market, where the performance of energy-related industries plays a prominent role, also performed well relative to other European markets, but generated modestly negative returns.

The nature and severity of the euro zone’s sovereign debt crisis had a profoundly negative effect on the performance of stock markets within broader Europe, while international markets outside of the region generally fared better. For example, stock markets in Portugal, Italy, Greece, and Spain—at the center of the euro zone’s financial crisis—all fell by more than 20%. Asia-Pacific markets faced less turbulent conditions, and generally fared better: Japan’s stock market generated modestly positive results amid the country’s rebuilding efforts, and New Zealand’s stock market finished as one of the relative bright spots among international markets.

Currencies generated mixed results compared with the U.S. dollar. Better performing currencies included the New Zealand dollar, which rose by approximately 7% versus the U.S. dollar, and Japan’s yen, which generated a narrowly positive return. In contrast, the U.K.’s pound sterling declined slightly versus the U.S. dollar, while the euro fell by roughly 6%.

Contributors and Detractors. Favorable stock selection was one of the main factors that caused the fund to outperform the comparative index. Shares of Japan’s Seven & i Holdings Co. generated solid returns. This company’s stock benefitted along with the broader Consumer Staples sector as investors frequently favored investments in companies viewed as more defensive in nature, and therefore less likely to be negatively affected by the mixed global growth backdrop and sharp financial market volatility. Shares of Unilever, based in the U.K. and another example of the fund’s defensive, Consumer Staples stocks, also performed well. Stock selections among the Health Care sector—another defensive sector due to the essential nature of the services provided—enhanced the fund’s performance as well. Shares of the U.K.’s GlaxoSmithKline and France’s Sanofi generated double-digit gains.

Not all of the fund’s strategies worked out as favorably. The fund’s overweight to the Telecommunication Services sector weighed on relative performance. Competition and weak economic conditions prompted companies such as France’s Telecom and Spain’s Telefonica to reduce the amount of forecast distributions for shareholders, weighing on stock valuations. Country allocations tempered the fund’s performance relative to the comparative index. A slightly higher weight in shares of companies in Italy and Spain also limited the fund’s relative performance. In addition, Mondrian bought fully covered, defensive forward currency contracts out of the Australian dollar and Swiss franc during the period.

As of 3/31/12:
 Fund Characteristics

Number of Companies[1]	38
Weighted Average Market Cap ($ x 1,000,000)	$61,395
Price/Earnings Ratio (P/E)	14.01
Price/Book Ratio (P/B)	1.42
Portfolio Turnover (One year trailing)	35%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$7.19	$7.20	$7.22

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

4 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	3 Years	Since Inception

Investor Shares (6/16/08)	-2.02%	13.41%	-5.78%
Select Shares (6/16/08)	-1.82%	13.62%	-5.58%
Institutional Shares (6/16/08)	-1.63%	13.78%	-5.46%
MSCI EAFE Index®(Net)*	-5.77%	17.13%	-4.16%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.63% / Select Shares: Net 1.12%; Gross 1.36% /
             Institutional Shares: Net 1.05%; Gross 1.21%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/13. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 5

 Laudus Mondrian International Equity Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments

Japan	19.8%

United Kingdom	19.2%

France	16.0%

Switzerland	7.3%

Spain	6.5%

Australia	5.8%

Germany	5.3%

Netherlands	4.9%

Singapore	4.3%

Italy	4.0%

Taiwan	3.6%

Other Countries	3.3%

Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	18.7%
Financials	17.7%
Health Care	15.4%
Telecommunication Services	12.5%
Energy	12.4%
Information Technology	7.1%
Utilities	6.8%
Consumer Discretionary	5.3%
Industrials	3.4%
Materials	0.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

RWE AG	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.5%
Unilever plc	3.5%
Novartis AG - Reg’d	3.5%
Canon, Inc.	3.4%
Toyota Motor Corp.	3.3%
GlaxoSmithKline plc	3.3%
Sanofi	3.3%
Seven & i Holdings Co., Ltd.	3.3%
Royal Dutch Shell plc, Class A	3.2%
Total	34.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus Mondrian Funds

Laudus Mondrian Global Equity Fund

The Laudus Mondrian Global Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of U.S. and non-U.S. issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s objectives, strategy, and risks, please see the prospectus.

The fund’s Investor Shares returned 4.89% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the MSCI World Index (Net) (the comparative index), which returned 0.56%.

Market Performance. During much of 2011, a soft patch of U.S. economic data and slowing growth in China represented obstacles for equities. In addition, the euro zone’s sovereign debt crisis frequently taxed investors’ confidence levels, driving up financial market volatility and weighing on stock returns as investors fled equities for perceived safe havens. The new year ushered in a change in investor sentiment, however. Progress concerning Greece’s debt problems, generally improving U.S. economic data, and moderating but still relatively robust growth in China all played supportive roles.

In spite of an impressive first quarter of 2012, stock returns for countries and regions outside of the U.S. were generally mixed for the 12 months. Select European markets weathered particularly sharp declines, with losses exacerbated by the euro’s roughly 6% slide versus the U.S. dollar. Stocks in Greece—central to the euro zone’s sovereign debt crisis—lost more than 60% in dollar-converted terms. Equities in Italy and Spain also suffered, dropping by more than 20% as yields on the countries’ benchmark sovereign securities intermittently attempted to climb past 7%, a level beyond which longer-term funding costs become increasingly problematic. Stocks in Germany and France held up better, but also finished with losses. Meanwhile, Asia-Pacific markets finished essentially flat, and U.S. stocks generated solid returns.

Contributors and Detractors. Favorable stock selection, particularly in the U.S., was one of the main factors that fueled the fund’s outperformance versus the comparative index. Within the Consumer Discretionary sector, the fund’s Home Depot shares rose sharply amid the overall decline in the U.S. unemployment rate, combined with encouraging signs that the housing market was improving. Although the euro zone’s debt crisis and softer loan demand weighed on the performance of the Financials sector overall, several of the fund’s U.S. stocks within this sector performed well. Shares of U.S. Bancorp and Wells Fargo generated respectable gains, enhancing the fund’s performance versus the comparative index. Within the Information Technology sector, stock selection among U.S. companies also enhanced the fund’s relative performance. Specifically, shares of Microsoft and Intel produced solid returns thanks to expectations that Microsoft’s Windows 8 would boost revenues for both companies. An underweight in Canadian investments generated a favorable performance impact for the fund, as did an overweight in healthcare stocks, with shares of GlaxoSmithKline, Merck, and Sanofi performing particularly well.

Several of the fund’s over- and underweight positions relative to the comparative index detracted from results. A slight underweight to the U.S. relative to the comparative index limited the fund’s performance, as these stocks generated respectable returns for the report period. An overweight in the Telecommunication Services sector also detracted from the fund’s performance relative to the comparative index. Although regional returns for telecommunication companies varied considerably, and were positive in instances such as Australia’s Telstra, poor performances by European-based companies like France Telecom and Spain’s Telefonica weighed on the sector’s overall return. In addition, Mondrian bought fully covered, defensive forward currency contracts out of the Australian dollar and Swiss franc during the period.

As of 3/31/12:
 Fund Characteristics

Number of Companies[1]	60
Weighted Average Market Cap ($ x 1,000,000)	$75,280
Price/Earnings Ratio (P/E)	15.00
Price/Book Ratio (P/B)	1.80
Portfolio Turnover (One year trailing)	31%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LGEQX	LGESX	LGEVX
Cusip	51855Q598	51855Q556	51855Q572
NAV	$8.79	$8.81	$8.81

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 7

 Laudus Mondrian Global Equity Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2012
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	3 Years	Since Inception

Investor Shares (6/16/08)	4.89%	18.48%	-0.65%
Select Shares (6/16/08)	5.17%	18.85%	-0.37%
Institutional Shares (6/16/08)	5.25%	18.92%	-0.31%
MSCI World® Index (Net)*	0.56%	20.24%	-0.79%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 4.97% / Select Shares: Net 1.12%; Gross 4.76% /
             Institutional Shares: Net 1.05%; Gross 4.57%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI World Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/13. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

8 Laudus Mondrian Funds

 Laudus Mondrian Global Equity Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments

United States	48.1%

United Kingdom	8.7%

France	8.4%

Japan	7.3%

Germany	5.1%

Switzerland	4.3%

Netherlands	3.8%

Australia	3.5%

Singapore	2.9%

Other Countries	7.9%

 Sector Weightings % of Equities

Health Care	21.9%
Consumer Staples	19.7%
Financials	17.1%
Information Technology	8.3%
Energy	8.1%
Telecommunication Services	7.8%
Utilities	6.4%
Industrials	6.1%
Consumer Discretionary	4.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

RWE AG	3.7%
Merck & Co., Inc.	2.7%
Pfizer, Inc.	2.6%
Total S.A.	2.5%
Eni S.p.A.	2.4%
GlaxoSmithKline plc	2.3%
Intel Corp.	2.3%
ConAgra Foods, Inc.	2.3%
QBE Insurance Group Ltd.	2.2%
Northern Trust Corp.	2.2%
Total	25.2%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 9

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund’s Investors Shares returned -0.19% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the comparative index), which returned -8.80%.

Market Performance. For the 12-month report period, stock markets in the “BRIC” countries—Brazil, Russia, India, and China—posted sharply negative returns, while select smaller markets within Asia and Latin America held up far better. Local-currency depreciation versus the U.S. dollar occasionally played a pivotal performance role. For example, modest declines in Brazil’s stock market in local-currency terms were exacerbated by a greater than 10% depreciation of Brazil’s real versus the U.S. dollar. A more than 12% decline in the value of India’s rupee versus the U.S. dollar inflated losses on securities from India as well. Select southeast Asian markets such as the Philippines and Thailand produced double-digit gains, while smaller Latin American markets such as Colombia and Peru posted positive returns. Meanwhile, stocks in developing European markets such as Hungary and Russia produced some of the period’s sharpest losses.

Contributors and Detractors. Favorable overall stock selection was one of the main factors that enabled the fund to outperform the comparative index, with choices among markets such as China, Brazil, South Korea, and Taiwan serving as prime examples. Shares of Want Want China Holdings and of Hengan International Group Co. performed well for the fund. Investments in these Chinese corporations benefitted along with the broader Consumer Staples sector as investors often favored shares of companies viewed as less likely to be negatively affected by the mixed global growth backdrop and financial market volatility. For Brazil, shares of Redecard—a company primarily focused on commercial activities related to credit, debit, and benefit cards—provided noteworthy performances, as did the stock of beverage maker Ambev. Shares of Korean tobacco company KT&G, South Korea’s largest cigarette maker based upon market share, represented another example of a stock selection that performed well. An investment in semiconductor manufacturing company TSMC—based in Taiwan, with strong ties to North American consumers—also generated respectable returns for the fund.

Some of the fund’s strategies detracted from relative performance. The fund’s greater exposure to China’s stock market versus the comparative index illustrated this point. An underweight in Consumer Discretionary stocks relative to the comparative index also somewhat constrained the fund’s performance, as this sector rebounded during the first quarter of 2012.

As of 3/31/12:
 Fund Characteristics

Number of Companies[1]	46
Weighted Average Market Cap ($ x 1,000,000)	$40,718
Price/Earnings Ratio (P/E)	9.56
Price/Book Ratio (P/B)	1.51
Portfolio Turnover (One year trailing)	43%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$9.48	$9.50	$9.49

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2012
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2012
Performance of a Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2012
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year		3 Years	Since Inception

Investor Shares (11/2/07)	-0.19%		23.03%	0.10%
Select Shares (11/2/07)	0.25%	*	23.35%	0.41%
Institutional Shares (11/2/07)	0.23%		23.46%	0.44%
MSCI Emerging Markets Index (Net)**	-8.80%		25.07%	-2.92%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 1.91% / Select Shares: Net 1.52%; Gross 1.66% /
             Institutional Shares: Net 1.45%; Gross 1.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
**	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/13. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 11

 Laudus Mondrian Emerging Markets Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments

China	21.3%

Brazil	18.4%

India	10.6%

Republic of Korea	8.3%

Taiwan	5.3%

Thailand	4.8%

Russia	4.8%

Indonesia	4.5%

Turkey	3.7%

South Africa	3.3%

Peru	3.1%

Chile	2.6%

United States	2.6%

Mexico	2.6%

Other Countries	4.1%

Total	100.0%

 Sector Weightings % of Equities

Financials	24.0%
Energy	17.7%
Information Technology	12.7%
Consumer Discretionary	9.1%
Utilities	8.6%
Industrials	8.5%
Materials	7.1%
Consumer Staples	6.9%
Telecommunication Services	5.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Samsung Electronics Co., Ltd.	3.5%
Credicorp Ltd.	3.1%
China Construction Bank Corp., Class H	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.0%
Redecard, S.A.	2.9%
Industrial & Commercial Bank of China Ltd., Class H	2.8%
Itausa - Investimentos Itau S.A.	2.8%
Hyundai Mobis	2.8%
PTT PCL	2.7%
Vale S.A. ADR	2.7%
Total	29.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Laudus Mondrian Funds

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed-income securities that may also provide the potential for capital appreciation, and in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S. As such, the fund may invest in securities issued in any currency and may hold foreign currency.

The fund returned 2.48% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the Citigroup non-U.S. Dollar World Government Bond Index (the comparative index), which returned 3.93%.

Market Performance. The nature and severity of the euro zone’s sovereign debt crisis and mixed but overall weak economic growth generally pressured international government bond yields lower for the 12 months. Fiscal austerity measures adopted by select euro zone countries and subdued economic data that suggested a significant regional slowdown drove up concerns about a possible recession in Europe. In addition, challenges mounted surrounding the restructure of Greece’s debt during the latter months of 2011, and concerns emerged regarding the much larger Italian and Spanish bond markets. Sharp equity market volatility ensued as European leaders worked to reach a permanent resolution to the debt crisis and recapitalize the region’s banks. Meanwhile, the European Central Bank, the U.K.’s Monetary Policy Committee, and the Reserve Bank of Australia provided representative examples of broad central bank efforts to keep benchmark interest rates at historically accommodative levels.

That environment generally pushed investors toward perceived safe havens and away from countries facing increased credit-related concerns. Investors turned to the U.K. bond market—one of the largest and most liquid fixed-income securities markets in the world—in particular as a refuge from broader European turmoil, allowing U.K. bonds to return more than 15% in U.S. dollar terms. Fixed-income securities from Australia also performed well, returning nearly 12% in U.S. dollar terms. On the other performance extreme were bond markets in peripheral European countries such as Poland, which saw its bond market finish lower in U.S. dollar terms due to concerns about the creditworthiness of the country’s bonds.

Contributors and Detractors. Strategies concerning the fund’s positioning relative to the comparative index generated mixed results. One of the most notable detractors from the fund’s relative performance was an overweight exposure to bonds from Poland. Unhedged returns for fixed-income securities from Poland were negatively impacted by currency declines, as the country’s zloty lost ground versus the U.S. dollar. Another detractor from performance was the fund’s relatively short duration, or sensitivity to changes in interest rates, relative to the comparative index. With yields falling to historically low levels in key markets such as the U.K. and dropping overall for the 12 months, the fund’s comparatively limited ability to capture price returns as bond yields declined dampened overall performance. The results of these strategies were partially offset by the fund’s zero weighting in peripheral euro zone markets, which helped performance as these markets generated some of the poorest overall performances for the report period.

The fund held a relatively small position in corporate bonds, and employed currency-hedging strategies. The fund’s corporate bonds represented a strategic deviation from the comparative index, which only includes sovereign fixed-income securities. This position was reduced during the report period, as valuations for the securities became less attractive, and as the financials sector that issues a substantial portion of such corporate debt securities remained under pressure from the euro zone’s challenging times. Mondrian bought fully covered, defensive forward currency contracts on the euro to the British pound during the period. These currency contracts ranged from 6.7% to 8.0% of the fund’s net assets and had a positive impact on performance as the pound appreciated versus the euro.

As of 3/31/12:
 Fund Characteristics

Number of Issues[1]	42
Weighted Average Maturity[2]	7.2 Yrs
Weighted Average Duration[2]	5.9 Yrs
Portfolio Turnover (One year trailing)	68%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	11/2/2007
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$11.61

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.
[2]	Maturity calculations are based on revised methodology adopted as of February 29, 2012. See Glossary for definitions of maturity and duration.

Laudus Mondrian Funds 13

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2012
Performance of a Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian International Fixed Income Fund (11/2/07)	2.48%	7.65%	6.83%
Citigroup non-U.S. Dollar World Government Bond Index*	3.93%	6.93%	5.89%

Fund Expense Ratio3: 0.70%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Citigroup non-US Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[3]	As stated in the prospectus. Reflects expenses expected to be charged to shareholders through at least 7/30/13. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

14 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary   as of 3/31/12 continued

 Country Weightings % of Investments1

Japan	24.4%

Germany	16.8%

Poland	6.9%

Netherlands	5.4%

France	4.7%

Canada	4.6%

Austria	4.6%

Mexico	4.5%

Denmark	4.3%

Finland	4.3%

United Kingdom	3.0%

Norway	1.9%

United States	1.2%

Supranational*	13.4%

Total	100.0%

 Currency Weightings % of Investments2

Japanese Yen	52.5%

Euro	27.4%

British Pound	8.1%

Polish Zloty	6.9%

Mexican Peso	3.9%

United States Dollar	1.2%

Total	100.0%

 Sector Weightings % of Investments

Government Bonds	63.8%
Government Agency Obligations	15.7%
Supranational	13.4%
Corporate Bonds	5.9%
Other Investment Companies	1.2%
Total	100.0%

 Top Holdings % of Net Assets3

Japan Government Ten Year Bond	12.7%
Kreditanstalt fuer Wiederaufbau	7.1%
Poland Government Bond	6.8%
Japan Government Five Year Bond	6.4%
European Investment Bank	5.6%
Bayerische Landesbank	4.9%
France Government Bond OAT	4.6%
Canada Government Bond	4.5%
Nordic Investment Bank	4.5%
Austria Government Bond	4.5%
Total	61.6%

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Portfolio holdings may have changed since the report date.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japan by non-Japanese entities and/or Yankee bonds issued in the United States by non-U.S. entities.
[2]	Includes forward foreign currency exposure.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2011 and held through March 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/11	at 3/31/12	10/1/11–3/31/12

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,104.00	$7.36
Hypothetical 5% Return	1.40%	$1,000	$1,018.00	$7.06
Select Shares
Actual Return	1.12%	$1,000	$1,104.30	$5.89
Hypothetical 5% Return	1.12%	$1,000	$1,019.40	$5.65
Institutional Shares
Actual Return	1.05%	$1,000	$1,106.30	$5.53
Hypothetical 5% Return	1.05%	$1,000	$1,019.75	$5.30

Laudus Mondrian Global Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,172.80	$7.60
Hypothetical 5% Return	1.40%	$1,000	$1,018.00	$7.06
Select Shares
Actual Return	1.12%	$1,000	$1,174.20	$6.09
Hypothetical 5% Return	1.12%	$1,000	$1,019.40	$5.65
Institutional Shares
Actual Return	1.05%	$1,000	$1,175.00	$5.71
Hypothetical 5% Return	1.05%	$1,000	$1,019.75	$5.30

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.80%	$1,000	$1,226.40	$10.02
Hypothetical 5% Return	1.80%	$1,000	$1,016.00	$9.07
Select Shares
Actual Return	1.52%	$1,000	$1,228.70	$8.47
Hypothetical 5% Return	1.52%	$1,000	$1,017.40	$7.67
Institutional Shares
Actual Return	1.45%	$1,000	$1,229.70	$8.08
Hypothetical 5% Return	1.45%	$1,000	$1,017.75	$7.31

Laudus Mondrian International Fixed Income Fund
Actual Return	0.73%	$1,000	$987.20	$3.63
Hypothetical 5% Return	0.73%	$1,000	$1,021.35	$3.69

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.

16 Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Investor Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.73	7.52	5.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26 [2]	0.16 [2]	0.18 [2]	0.07
Net realized and unrealized gains (losses)	(0.45)	0.28	2.02	(4.59)

Total from investment operations	(0.19)	0.44	2.20	(4.52)
Less distributions:
Distributions from net investment income	(0.30)	(0.23)	(0.11)	(0.05)
Distributions from net realized gains	(0.05)	—	—	(0.00)[3]

Total distributions	(0.35)	(0.23)	(0.11)	(0.05)

Net asset value at end of period	7.19	7.73	7.52	5.43

Total return (%)	(2.02)	5.94	40.53	(45.31)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.40	1.40	1.39 [5,6]
Gross operating expenses	1.63	1.63	1.60	2.78 [5]
Net investment income (loss)	3.49	2.19	2.47	2.46 [5]
Portfolio turnover rate	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	1,048	1,009	403	168

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Select Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.75	7.53	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26 [2]	0.21 [2]	0.18 [2]	0.12
Net realized and unrealized gains (losses)	(0.44)	0.25	2.03	(4.63)

Total from investment operations	(0.18)	0.46	2.21	(4.51)
Less distributions:
Distributions from net investment income	(0.32)	(0.24)	(0.12)	(0.05)
Distributions from net realized gains	(0.05)	—	—	(0.00)[3]

Total distributions	(0.37)	(0.24)	(0.12)	(0.05)

Net asset value at end of period	7.20	7.75	7.53	5.44

Total return (%)	(1.82)	6.20	40.68	(45.16)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.12	1.12	1.12 [5]
Gross operating expenses	1.40	1.36	1.31	3.10 [5]
Net investment income (loss)	3.51	2.86	2.43	2.22 [5]
Portfolio turnover rate	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	938	542	458	90

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 1.40% for the Investor Shares, if custody credits had not been included.

See financial notes 17

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.76	7.54	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.29 [2]	0.23 [2]	0.21 [2]	0.08
Net realized and unrealized gains (losses)	(0.46)	0.24	2.02	(4.59)

Total from investment operations	(0.17)	0.47	2.23	(4.51)
Less distributions:
Distributions from net investment income	(0.32)	(0.25)	(0.13)	(0.05)
Distributions from net realized gains	(0.05)	—	—	(0.00)[3]

Total distributions	(0.37)	(0.25)	(0.13)	(0.05)

Net asset value at end of period	7.22	7.76	7.54	5.44

Total return (%)	(1.63)	6.28	40.90	(45.15)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.05	1.05 [5]
Gross operating expenses	1.23	1.21	1.24	2.11 [5]
Net investment income (loss)	3.92	3.08	2.90	2.52 [5]
Portfolio turnover rate	35	33	14	8 [4]
Net assets, end of period ($ x 1,000)	119,049	126,758	85,424	18,694

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.

18 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.2%	Common Stock	115,587,930	118,853,771
1.4%	Other Investment Company	1,678,247	1,678,247

99.6%	Total Investments	117,266,177	120,532,018
0.4%	Other Assets and Liabilities, Net		502,867

100.0%	Net Assets		121,034,885

	Number	Value
Security	of Shares	($)

Common Stock 98.2% of net assets

Australia 5.8%

Insurance 4.6%
AMP Ltd.	540,461	2,420,527
QBE Insurance Group Ltd.	212,370	3,116,519

		5,537,046

Telecommunication Services 1.2%
Telstra Corp., Ltd.	437,960	1,491,701

		7,028,747

France 16.0%

Banks 1.3%
Societe Generale S.A.	55,394	1,625,416

Capital Goods 2.6%
Compagnie de Saint-Gobain	71,731	3,200,419

Energy 3.1%
Total S.A.	72,174	3,686,613

Food & Staples Retailing 2.7%
Carrefour S.A.	134,625	3,226,657

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi	51,431	3,990,609

Telecommunication Services 3.0%
France Telecom S.A.	240,972	3,573,822

		19,303,536

Germany 5.3%

Telecommunication Services 1.2%
Deutsche Telekom AG - Reg’d	121,153	1,459,670

Utilities 4.1%
RWE AG	104,214	4,976,648

		6,436,318

Israel 1.9%

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Teva Pharmaceutical Industries Ltd. ADR	51,900	2,338,614

Italy 4.0%

Banks 1.3%
Intesa Sanpaolo	850,246	1,523,976

Energy 2.7%
Eni S.p.A.	140,885	3,301,660

		4,825,636

Japan 19.7%

Automobiles & Components 3.3%
Toyota Motor Corp.	92,900	4,042,272

Food & Staples Retailing 3.3%
Seven & i Holdings Co., Ltd.	131,900	3,933,186

Household & Personal Products 2.8%
Kao Corp.	127,100	3,351,650

Insurance 3.1%
Tokio Marine Holdings, Inc.	136,300	3,772,941

Materials 0.6%
Shin-Etsu Chemical Co., Ltd.	13,500	785,563

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Takeda Pharmaceutical Co., Ltd.	86,500	3,811,493

Technology Hardware & Equipment 3.4%
Canon, Inc.	85,800	4,104,334

		23,801,439

Netherlands 4.9%

Food & Staples Retailing 3.0%
Koninklijke Ahold N.V.	261,426	3,622,330

Media 1.9%
Reed Elsevier N.V.	179,799	2,295,806

		5,918,136

Singapore 4.2%

Banks 2.9%
United Overseas Bank Ltd.	239,535	3,498,163

Telecommunication Services 1.3%
Singapore Telecommunications Ltd.	650,000	1,631,792

		5,129,955

Spain 6.4%

Banks 1.1%
Banco Santander S.A.	176,659	1,358,516

Telecommunication Services 2.7%
Telefonica S.A.	201,020	3,298,032

Utilities 2.6%
Iberdrola S.A.	551,930	3,134,298

		7,790,846

See financial notes 19

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 7.3%

Commercial & Professional Supplies 0.7%
SGS S.A. - Reg’d	433	842,037

Insurance 3.1%
Zurich Financial Services AG *	14,052	3,776,851

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	75,837	4,198,157

		8,817,045

Taiwan 3.5%

Semiconductors & Semiconductor Equipment 3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,492,154	4,289,907

United Kingdom 19.2%

Energy 6.4%
BP plc	512,409	3,816,055
Royal Dutch Shell plc, Class A	111,937	3,921,803

		7,737,858

Food & Staples Retailing 3.2%
Tesco plc	733,585	3,871,877

Food, Beverage & Tobacco 3.5%
Unilever plc	127,840	4,217,753

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
GlaxoSmithKline plc	178,716	3,995,342

Telecommunication Services 2.8%
Vodafone Group plc	1,214,773	3,350,762

		23,173,592

Total Common Stock
(Cost $115,587,930)		118,853,771

Other Investment Company 1.4% of net assets

United States 1.4%
State Street Institutional U.S. Government Money Market Fund	1,678,247	1,678,247

Total Other Investment Company
(Cost $1,678,247)		1,678,247

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $120,326,334 and the unrealized appreciation and depreciation were $8,418,169 and ($8,212,485), respectively, with a net unrealized appreciation of $205,684.

At 03/31/12, the values of certain foreign securities held by the fund aggregating $116,515,157 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
Reg’d —	Registered

In addition to the above, the fund held the following at 03/31/12:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Gains
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/27/2012	State Street Bank London	USD	4,901,774	AUD	4,745,000	100,986

20 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $117,266,177)		$120,532,018
Foreign currency, at value (cost $286,826)		287,613
Receivables:
Investments sold		375,073
Dividends		389,055
Foreign tax reclaims		86,446
Fund shares sold		15,000
Interest		8
Unrealized gains on forward foreign currency exchange contracts		100,986
Prepaid expenses	+	627

Total assets		121,786,826

Liabilities

Payables:
Investments bought		631,216
Fund shares redeemed		27,716
Trustees’ retirement plan		9,263
Investment adviser fees		6,229
Distribution and shareholder services fees		217
Accrued expenses	+	77,300

Total liabilities		751,941

Net Assets

Total assets		121,786,826
Total liabilities	−	751,941

Net assets		$121,034,885

Net Assets by Source
Capital received from investors		121,140,720
Net investment income not yet distributed		843,261
Net realized capital losses		(4,314,956)
Net unrealized capital gains		3,365,860

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$1,047,701		145,793		$7.19
Select Shares	$937,856		130,182		$7.20
Institutional Shares	$119,049,328		16,497,280		$7.22

See financial notes 21

 Laudus Mondrian International Equity Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $567,961)		$5,745,024
Interest	+	3,829

Total investment income		5,748,853

Expenses

Investment adviser fees		983,068
Transfer agent fees		143,750
Registration fees		94,732
Custodian fees		63,320
Accounting and administration fees		56,252
Professional fees		51,265
Trustees’ fees		11,242
Shareholder reports		7,984
Distribution and shareholder services fees (Investor Shares)		2,402
Interest expense		220
Sub-Accounting fees:
Investor Shares		1,441
Select Shares		998
Other expenses	+	11,674

Total expenses		1,428,348
Expense reduction by adviser	−	209,921

Net expenses	−	1,218,427

Net investment income		4,530,426

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,590,061)
Net realized gains on foreign currency transactions	+	116,654

Net realized losses		(1,473,407)
Net unrealized losses on investments		(5,253,037)
Net unrealized gains on foreign currency translations	+	174,851

Net unrealized losses	+	(5,078,186)

Net realized and unrealized losses		(6,551,593)

Decrease in net assets resulting from operations		($2,021,167)

22 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$4,530,426	$2,658,660
Net realized losses		(1,473,407)	(1,571,713)
Net unrealized gains (losses)	+	(5,078,186)	1,468,064

Increase (Decrease) in net assets from operations		(2,021,167)	2,555,011

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(37,920)	(29,420)
Select Shares		(33,152)	(14,480)
Institutional Shares	+	(4,492,574)	(2,481,360)

Total distributions from net investment income		(4,563,646)	(2,525,260)

Distributions from net realized gains
Investor Shares		(6,945)	—
Select Shares		(5,635)	—
Institutional Shares	+	(754,808)	—

Total distributions from net realized gains		(767,388)	—

Total distributions		($5,331,034)	($2,525,260)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		39,428	$286,492	92,203	$655,680
Select Shares		79,974	566,993	9,376	74,008
Institutional Shares	+	5,640,658	39,744,766	8,941,341	69,046,226

Total shares sold		5,760,060	$40,598,251	9,042,920	$69,775,914

Shares Reinvested
Investor Shares		5,842	$38,263	3,461	$25,856
Select Shares		4,753	31,185	1,727	12,915
Institutional Shares	+	175,236	1,151,298	70,268	526,307

Total shares reinvested		185,831	$1,220,746	75,456	$565,078

Shares Redeemed
Investor Shares		(29,976)	($222,879)	(18,768)	($138,716)
Select Shares		(24,514)	(174,619)	(1,892)	(12,911)
Institutional Shares	+	(5,649,094)	(41,343,557)	(4,007,978)	(28,195,074)

Total shares redeemed		(5,703,584)	($41,741,055)	(4,028,638)	($28,346,701)

Net transactions in fund shares		242,307	$77,942	5,089,738	$41,994,291

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,530,948	$128,309,144	11,441,210	$86,285,102
Total increase or decrease	+	242,307	(7,274,259)	5,089,738	42,024,042

End of period		16,773,255	$121,034,885	16,530,948	$128,309,144

Net investment income not yet distributed			$843,261		$759,827

See financial notes 23

Laudus Mondrian Global Equity Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Investor Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.61	8.05	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 [2]	0.17 [2]	0.17 [2]	0.17
Net realized and unrealized gains (losses)	0.16	0.58	2.38	(4.27)

Total from investment operations	0.39	0.75	2.55	(4.10)
Less distributions:
Distributions from net investment income	(0.21)	(0.19)	(0.18)	(0.22)

Net asset value at end of period	8.79	8.61	8.05	5.68

Total return (%)	4.89	9.40	44.94	(41.35)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.40	1.39	1.40	[4]
Gross operating expenses	5.14	4.97	5.30	4.43	[4]
Net investment income (loss)	2.72	2.16	2.30	2.63	[4]
Portfolio turnover rate	31	26	22	14	[3]
Net assets, end of period ($ x 1,000)	109	91	80	34

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Select Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.63	8.06	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25 [2]	0.19 [2]	0.19 [2]	0.16
Net realized and unrealized gains (losses)	0.17	0.58	2.39	(4.25)

Total from investment operations	0.42	0.77	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.24)	(0.20)	(0.20)	(0.23)

Net asset value at end of period	8.81	8.63	8.06	5.68

Total return (%)	5.17	9.77	45.43	(41.27)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.12	1.11	1.12	[4]
Gross operating expenses	4.90	4.76	5.13	4.27	[4]
Net investment income (loss)	2.98	2.40	2.59	2.89	[4]
Portfolio turnover rate	31	26	22	14	[3]
Net assets, end of period ($ x 1,000)	284	270	182	33

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

24 See financial notes

 Laudus Mondrian Global Equity Fund

Financial Highlights continued

	4/1/11–	4/1/10–	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/12	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.63	8.06	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26 [2]	0.20 [2]	0.20 [2]	0.16
Net realized and unrealized gains (losses)	0.16	0.58	2.38	(4.25)

Total from investment operations	0.42	0.78	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.24)	(0.21)	(0.20)	(0.23)

Net asset value at end of period	8.81	8.63	8.06	5.68

Total return (%)	5.25	9.84	45.49	(41.25)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.03	1.05	[4]
Gross operating expenses	4.75	4.57	4.96	4.08	[4]
Net investment income (loss)	3.05	2.55	2.68	2.74	[4]
Portfolio turnover rate	31	26	22	14	[3]
Net assets, end of period ($ x 1,000)	4,777	4,539	4,132	2,840

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 25

 Laudus Mondrian Global Equity Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

99.3%		Common Stock	5,172,282	5,131,191
1.1%		Other Investment Company	56,260	56,260

100.4%		Total Investments	5,228,542	5,187,451
(0	.4)%	Other Assets and Liabilities, Net		(18,404)

100.0%		Net Assets		5,169,047

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Australia 3.5%

Insurance 3.5%
AMP Ltd.	15,370	68,836
QBE Insurance Group Ltd.	7,824	114,817

		183,653

France 8.5%

Capital Goods 0.5%
Vallourec S.A.	399	25,285

Energy 2.5%
Total S.A.	2,530	129,231

Food & Staples Retailing 1.8%
Carrefour S.A.	3,918	93,906

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Sanofi	1,047	81,238

Telecommunication Services 2.1%
France Telecom S.A.	7,267	107,776

		437,436

Germany 5.1%

Telecommunication Services 1.4%
Deutsche Telekom AG - Reg’d	6,079	73,241

Utilities 3.7%
RWE AG	4,034	192,640

		265,881

Israel 1.7%

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Teva Pharmaceutical Industries Ltd. ADR	2,000	90,120

Italy 2.4%

Energy 2.4%
Eni S.p.A.	5,305	124,324

Japan 7.3%

Food & Staples Retailing 1.7%
Seven & i Holdings Co., Ltd.	2,900	86,476

Insurance 1.2%
Tokio Marine Holdings, Inc.	2,300	63,667

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Astellas Pharma, Inc.	1,600	65,903

Software & Services 1.7%
Nintendo Co., Ltd.	300	45,565
Trend Micro, Inc.	1,400	43,321

		88,886

Technology Hardware & Equipment 1.4%
CANON, Inc.	1,500	71,754

		376,686

Netherlands 3.8%

Diversified Financials 1.5%
ING Groep N.V. CVA *	9,273	77,226

Food & Staples Retailing 1.5%
Koninklijke Ahold N.V.	5,599	77,580

Media 0.8%
Reed Elsevier N.V.	3,221	41,128

		195,934

Singapore 2.9%

Banks 1.7%
United Overseas Bank Ltd.	6,083	88,836

Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	24,000	60,251

		149,087

Spain 2.3%

Telecommunication Services 1.3%
Telefonica S.A.	4,134	67,824

Utilities 1.0%
Iberdrola S.A.	8,912	50,610

		118,434

Switzerland 4.3%

Commercial & Professional Supplies 0.9%
SGS S.A. - Reg’d	25	48,616

Insurance 1.6%
Zurich Financial Services AG - Reg’d *	298	80,096

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Novartis AG - Reg’d	1,697	93,942

		222,654

26 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Taiwan 1.5%

Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	26,184	75,278

United Kingdom 8.8%

Energy 3.1%
BP plc	15,258	113,631
Royal Dutch Shell plc, Class A	1,351	47,333

		160,964

Food & Staples Retailing 2.1%
Tesco plc	20,060	105,877

Food, Beverage & Tobacco 1.3%
Unilever plc	1,982	65,391

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
GlaxoSmithKline plc	5,418	121,124

		453,356

United States 47.2%

Banks 2.9%
U.S. Bancorp	2,900	91,872
Wells Fargo & Co.	1,755	59,916

		151,788

Capital Goods 3.1%
3M Co.	900	80,289
General Electric Co.	3,900	78,273

		158,562

Consumer Services 1.0%
Las Vegas Sands Corp.	900	51,813

Diversified Financials 4.5%
Bank of America Corp.	3,550	33,973
Northern Trust Corp.	2,400	113,880
TD Ameritrade Holding Corp.	4,300	84,882

		232,735

Food & Staples Retailing 3.7%
Sysco Corp.	3,200	95,552
Wal-Mart Stores, Inc.	1,600	97,920

		193,472

Food, Beverage & Tobacco 5.6%
ConAgra Foods, Inc.	4,500	118,170
H.J. Heinz Co.	1,300	69,615
Kraft Foods, Inc., Class A	2,700	102,627

		290,412

Health Care Equipment & Services 5.5%
Baxter International, Inc.	1,900	113,582
UnitedHealth Group, Inc.	1,400	82,516
WellPoint, Inc.	1,200	88,560

		284,658

Household & Personal Products 2.0%
The Procter & Gamble Co.	1,500	100,815

Media 1.6%
The Interpublic Group of Cos., Inc.	7,100	81,011

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
Johnson & Johnson	1,700	112,132
Merck & Co., Inc.	3,600	138,240
Pfizer, Inc.	6,065	137,433

		387,805

Retailing 1.2%
The Home Depot, Inc.	1,200	60,372

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	4,300	120,873

Software & Services 1.3%
Microsoft Corp.	2,100	67,725

Telecommunication Services 1.8%
AT&T, Inc.	2,900	90,567

Transportation 1.6%
United Parcel Service, Inc., Class B	1,000	80,720

Utilities 1.6%
Edison International	2,000	85,020

		2,438,348

Total Common Stock
(Cost $5,172,282)		5,131,191

Other Investment Company 1.1% of net assets

United States 1.1%
State Street Institutional U.S. Government Money Market Fund	56,260	56,260

Total Other Investment Company
(Cost $56,260)		56,260

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $5,231,732 and the unrealized appreciation and depreciation were $507,554 and ($551,835), respectively, with a net unrealized depreciation of ($44,281).

At 03/31/12, the values of certain foreign securities held by the fund aggregating $2,602,723 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
Reg’d —	Registered

See financial notes 27

 Laudus Mondrian Global Equity Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 03/31/12:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Gains /
Expiration		to be	to be	to be	to be	(Losses)
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/27/2012	State Street Bank London	AUD	35,000	USD	36,156	(984)
04/27/2012	State Street Bank London	USD	189,563	AUD	183,500	3,468

Net unrealized gains on Forward Foreign Currency Exchange Contracts						2,484

28 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $5,228,542)		$5,187,451
Foreign currency, at value (cost $16,357)		16,195
Receivables:
Investments sold		30,760
Dividends		13,527
Foreign tax reclaims		5,426
Due from investment adviser		1,581
Interest		1
Unrealized gains on forward foreign currency exchange contracts	+	3,468

Total assets		5,258,409

Liabilities

Payables:
Investments bought		35,599
Trustees’ retirement plan		470
Distribution and shareholder services fees		23
Unrealized losses on forward foreign currency exchange contracts		984
Accrued expenses	+	52,286

Total liabilities		89,362

Net Assets

Total assets		5,258,409
Total liabilities	−	89,362

Net assets		$5,169,047

Net Assets by Source
Capital received from investors		5,674,701
Net investment income not yet distributed		29,544
Net realized capital losses		(496,936)
Net unrealized capital losses		(38,262)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$108,820		12,378		$8.79
Select Shares	$283,550		32,189		$8.81
Institutional Shares	$4,776,677		542,189		$8.81

See financial notes 29

 Laudus Mondrian Global Equity Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $13,771)		$197,909
Interest	+	143

Total investment income		198,052

Expenses

Investment adviser fees		41,033
Accounting and administration fees		51,746
Professional fees		50,005
Registration fees		39,688
Transfer agent fees		26,757
Trustees’ fees		8,497
Shareholder reports		5,455
Custodian fees		2,983
Distribution and shareholder services fees (Investor Shares)		260
Sub-Accounting fees:
Investor Shares		156
Select Shares		397
Other expenses	+	3,212

Total expenses		230,189
Expense reduction by adviser	−	178,953

Net expenses	−	51,236

Net investment income		146,816

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(6,479)
Net realized losses on foreign currency transactions	+	(1,678)

Net realized losses		(8,157)
Net unrealized gains on investments		110,071
Net unrealized gains on foreign currency translations	+	6,509

Net unrealized gains	+	116,580

Net realized and unrealized gains		108,423

Increase in net assets resulting from operations		$255,239

30 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$146,816	$111,986
Net realized losses		(8,157)	(91,331)
Net unrealized gains	+	116,580	416,262

Increase in net assets from operations		255,239	436,917

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(2,685)	(2,245)
Select Shares		(7,427)	(6,233)
Institutional Shares	+	(128,107)	(107,656)

Total distributions from net investment income		($138,219)	($116,134)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		3,595	$31,650	7,287	$58,163
Select Shares		—	—	13,628	111,075
Institutional Shares	+	—	—	—	—

Total shares sold		3,595	$31,650	20,915	$169,238

Shares Reinvested
Investor Shares		264	$2,068	267	$2,168
Select Shares		945	7,427	767	6,233
Institutional Shares	+	16,299	128,107	13,242	107,691

Total shares reinvested		17,508	$137,602	14,276	$116,092

Shares Redeemed
Investor Shares		(2,104)	($17,449)	(6,814)	($55,441)
Select Shares		(2)	(12)	(5,739)	(43,795)
Institutional Shares	+	—	—	—	—

Total shares redeemed		(2,106)	($17,461)	(12,553)	($99,236)

Net transactions in fund shares		18,997	$151,791	22,638	$186,094

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		567,759	$4,900,236	545,121	$4,393,359
Total increase	+	18,997	268,811	22,638	506,877

End of period		586,756	$5,169,047	567,759	$4,900,236

Net investment income not yet distributed			$29,544		$22,625

See financial notes 31

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Investor Shares	3/31/12	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.67	8.79	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.14 [2]	0.09	[2]	0.11	0.02
Net realized and unrealized gains (losses)	(0.20)	0.90	3.46		(4.01)	(0.72)

Total from investment operations	(0.04)	1.04	3.55		(3.90)	(0.70)
Less distributions:
Distributions from net investment income	(0.08)	(0.16)	(0.09)		(0.06)	(0.01)
Distributions from net realized gains	(0.07)	—	—		—	—

Total distributions	(0.15)	(0.16)	(0.09)		(0.06)	(0.01)

Net asset value at end of period	9.48	9.67	8.79		5.33	9.29

Total return (%)	(0.19)	11.89	66.74		(42.02)	(6.98)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	1.80	1.81	[4]	1.80	1.82 [5,6]
Gross operating expenses	1.90	1.91	2.08		2.46	2.79 [5]
Net investment income (loss)	1.74	1.56	1.17		1.54	0.89 [5]
Portfolio turnover rate	43	33	44		52	49 [3]
Net assets, end of period ($ x 1,000)	9,639	10,862	9,437		1,927	1,937

	4/1/11–	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Select Shares	3/31/12	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.68	8.80	5.34		9.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18 [2]	0.17 [2]	0.10	[2]	0.08	0.02
Net realized and unrealized gains (losses)	(0.19)	0.90	3.47		(3.97)	(0.70)

Total from investment operations	(0.01)	1.07	3.57		(3.89)	(0.68)
Less distributions:
Distributions from net investment income	(0.11)	(0.19)	(0.11)		(0.08)	(0.01)
Distributions from net realized gains	(0.07)	—	—		—	—

Total distributions	(0.18)	(0.19)	(0.11)		(0.08)	(0.01)

Net asset value at end of period	9.49	9.68	8.80		5.34	9.31

Total return (%)	0.15	12.18	66.91		(41.82)	(6.75)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	1.52	1.53	[7]	1.52	1.54 [5,8]
Gross operating expenses	1.66	1.66	1.78		2.23	2.74 [5]
Net investment income (loss)	1.94	1.83	1.17		1.70	0.69 [5]
Portfolio turnover rate	43	33	44		52	49 [3]
Net assets, end of period ($ x 1,000)	5,993	5,554	4,531		559	760

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.80% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.80%, if interest expense had not been included.
7 The ratio of net operating expenses would have been 1.52% if certain non-routine expenses (proxy expense) had not been incurred.
8 The ratio of net operating expenses would have been 1.52%, if interest expense had not been included.

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/11–	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Institutional Shares	3/31/12	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.68	8.80	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19 [2]	0.15 [2]	0.14	[2]	0.10	0.02
Net realized and unrealized gains (losses)	(0.19)	0.92	3.44		(3.98)	(0.71)

Total from investment operations	—	1.07	3.58		(3.88)	(0.69)
Less distributions:
Distributions from net investment income	(0.12)	(0.19)	(0.11)		(0.08)	(0.02)
Distributions from net realized gains	(0.07)	—	—		—	—

Total distributions	(0.19)	(0.19)	(0.11)		(0.08)	(0.02)

Net asset value at end of period	9.49	9.68	8.80		5.33	9.29

Total return (%)	0.23	12.25	67.27		(41.78)	(6.94)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.45	1.46	[4]	1.45	1.47 [5,6]
Gross operating expenses	1.50	1.51	1.70		2.13	2.62 [5]
Net investment income (loss)	2.07	1.69	1.79		1.94	0.59 [5]
Portfolio turnover rate	43	33	44		52	49 [3]
Net assets, end of period ($ x 1,000)	148,187	171,432	90,486		25,234	19,414

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.45% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.45%, if interest expense had not been included.

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

87.7%	Common Stock	125,202,507	143,639,916
9.7%	Preferred Stock	13,847,284	15,940,546
2.6%	Other Investment Company	4,279,583	4,279,583

100.0%	Total Investments	143,329,374	163,860,045
0.0%	Other Assets and Liabilities, Net		(41,983)

100.0%	Net Assets		163,818,062

	Number	Value
Security	of Shares	($)

Common Stock 87.7% of net assets

Brazil 8.7%

Materials 1.7%
Companhia Siderurgica Nacional S.A. ADR	180,300	1,705,638
Vale S.A. ADR	43,300	1,010,189

		2,715,827

Software & Services 2.9%
Redecard S.A.	249,400	4,843,315

Transportation 2.1%
CCR S.A.	420,200	3,402,206

Utilities 2.0%
CPFL Energia S.A. ADR	107,100	3,239,775

		14,201,123

Chile 2.6%

Utilities 2.6%
Enersis S.A. ADR	214,000	4,320,660

China 21.3%

Banks 5.9%
China Construction Bank Corp., Class H	6,487,950	5,007,522
Industrial & Commercial Bank of China Ltd., Class H	7,211,325	4,651,898

		9,659,420

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	475,500	2,898,548

Energy 2.1%
China Shenhua Energy Co., Ltd., Class H	796,000	3,366,923

Food, Beverage & Tobacco 1.9%
Want Want China Holdings Ltd.	2,818,000	3,153,157

Household & Personal Products 1.4%
Hengan International Group Co., Ltd.	233,500	2,355,448

Retailing 2.6%
Belle International Holdings Ltd.	2,327,392	4,188,615

Telecommunication Services 2.1%
China Mobile Ltd.	320,000	3,523,704

Transportation 2.0%
China Merchants Holdings International Co., Ltd.	978,000	3,275,503

Utilities 1.5%
China Resources Power Holdings Co., Ltd.	1,324,000	2,452,832

		34,874,150

India 10.6%

Automobiles & Components 1.5%
Tata Motors Ltd.	450,831	2,435,681

Banks 3.5%
Axis Bank Ltd.	135,274	3,039,255
Housing Development Finance Corp., Ltd.	198,376	2,625,253

		5,664,508

Capital Goods 2.4%
Larsen & Toubro Ltd.	156,501	4,001,078

Diversified Financials 1.9%
Rural Electrification Corp., Ltd.	784,501	3,136,369

Software & Services 1.3%
HCL Technologies Ltd.	218,058	2,062,448

		17,300,084

Indonesia 4.5%

Automobiles & Components 2.1%
PT Astra International Tbk	421,000	3,406,406

Banks 0.2%
PT Bank Rakyat Indonesia (Persero) Tbk	412,500	314,371

Utilities 2.2%
PT Perusahaan Gas Negara	8,768,500	3,653,605

		7,374,382

Kazakhstan 1.7%

Energy 1.7%
KazMunaiGas Exploration Production GDR	136,522	2,768,666

Mexico 2.6%

Materials 2.6%
Grupo Mexico S.A.B. de C.V., Series B	1,348,433	4,258,054

34 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Peru 3.1%

Banks 3.1%
Credicorp Ltd.	38,294	5,047,915

Philippines 2.4%

Telecommunication Services 2.4%
Philippine Long Distance Telephone Co. ADR	63,900	3,973,941

Republic of Korea 8.3%

Automobiles & Components 2.8%
Hyundai Mobis	17,876	4,537,245

Banks 2.0%
KB Financial Group, Inc.	87,460	3,207,062

Semiconductors & Semiconductor Equipment 3.5%
Samsung Electronics Co., Ltd.	5,134	5,791,429

		13,535,736

Russia 4.8%

Energy 4.8%
Gazprom ADR	311,179	3,849,284
LUKOIL ADR	65,200	3,964,160

		7,813,444

South Africa 3.3%

Energy 1.8%
Sasol Ltd.	61,611	2,989,282

Food, Beverage & Tobacco 1.5%
Tiger Brands Ltd.	69,805	2,453,938

		5,443,220

Taiwan 5.3%

Semiconductors & Semiconductor Equipment 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,708,719	4,912,526

Technology Hardware & Equipment 1.6%
HTC Corp.	131,000	2,674,976

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd.	117,000	360,799
Chunghwa Telecom Co., Ltd. ADR	25,961	798,560

		1,159,359

		8,746,861

Thailand 4.8%

Banks 2.1%
Kasikornbank Public Co., Ltd. NVDR	691,900	3,454,542

Energy 2.7%
PTT PCL	391,400	4,491,268

		7,945,810

Turkey 3.7%

Banks 1.9%
Turkiye Garanti Bankasi A/S	791,735	3,138,311

Energy 1.8%
Tupras-Turkiye Petrol Rafinerileri A/S	113,326	2,897,559

		6,035,870

Total Common Stock
(Cost $125,202,507)		143,639,916

Preferred Stock 9.7% of net assets

Brazil 9.7%

Banks 2.8%
Itausa - Investimentos Itau S.A.	742,785	4,577,683

Energy 2.3%
Petroleo Brasileiro S.A.	302,100	3,864,272

Food, Beverage & Tobacco 1.9%
Companhia de Bebidas das Americas ADR	75,000	3,099,000

Materials 2.7%
Vale S.A. ADR	193,900	4,399,591

Total Preferred Stock
(Cost $13,847,284)		15,940,546

Other Investment Company 2.6% of net assets

United States 2.6%
State Street Institutional U.S. Government Money Market Fund	4,279,583	4,279,583

Total Other Investment Company
(Cost $4,279,583)		4,279,583

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $148,695,753 and the unrealized appreciation and depreciation were $19,816,598 and ($4,652,306) respectively, with a net unrealized appreciation of $15,164,292.

At 03/31/12, the values of certain foreign securities held by the fund aggregating $95,966,285 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

See financial notes 35

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $143,329,374)		$163,860,045
Foreign currency, at value (cost $139,142)		138,828
Receivables:
Investments sold		197,922
Dividends		381,060
Fund shares sold		357,227
Interest		14
Prepaid expenses	+	828

Total assets		164,935,924

Liabilities

Payables:
Investments bought		908,488
Foreign capital gains tax		95,318
Investment adviser fees		14,497
Trustees’ retirement plan		12,106
Distribution and shareholder services fees		2,054
Accrued expenses	+	85,399

Total liabilities		1,117,862

Net Assets

Total assets		164,935,924
Total liabilities	−	1,117,862

Net assets		$163,818,062

Net Assets by Source
Capital received from investors		150,324,407
Net investment income not yet distributed		67,444
Net realized capital losses		(7,005,931)
Net unrealized capital gains		20,432,142

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$9,638,648		1,016,349		$9.48
Select Shares	$5,992,660		631,169		$9.49
Institutional Shares	$148,186,754		15,615,943		$9.49

36 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $631,827)		$6,017,627
Interest	+	2,790

Total investment income		6,020,417

Expenses

Investment adviser fees		2,053,981
Custodian fees		179,142
Registration fees		121,495
Accounting and administration fees		56,867
Transfer agent fees		48,508
Professional fees		46,546
Distribution and shareholder services fees (Investor Shares)		23,943
Shareholder reports		19,771
Trustees’ fees		12,707
Interest expense		1,651
Sub-Accounting fees:
Investor Shares		14,366
Select Shares		7,675
Other expenses	+	29,286

Total expenses		2,615,938
Expense reduction by adviser	−	95,552
Custody credits	−	1

Net expenses	−	2,520,385

Net investment income		3,500,032

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax of $95,452)		(3,245,542)
Net realized losses on foreign currency transactions	+	(318,694)

Net realized losses		(3,564,236)
Net unrealized losses on investments (net of foreign capital gain tax of $180,167)		(3,355,044)
Net unrealized losses on foreign currency translations	+	(18,309)

Net unrealized losses	+	(3,373,353)

Net realized and unrealized losses		(6,937,589)

Decrease in net assets resulting from operations		($3,437,557)

See financial notes 37

 Laudus Mondrian Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$3,500,032	$2,435,477
Net realized gains (losses)		(3,564,236)	3,562,500
Net unrealized gains (losses)	+	(3,373,353)	11,438,168

Increase (Decrease) in net assets from operations		(3,437,557)	17,436,145

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(82,516)	(166,610)
Select Shares		(59,709)	(98,351)
Institutional Shares	+	(2,048,494)	(3,143,469)

Total distributions from net investment income		(2,190,719)	(3,408,430)

Distributions from net realized gains
Investor Shares		(65,430)	—
Select Shares		(35,369)	—
Institutional Shares	+	(1,142,733)	—

Total distributions from net realized gains		(1,243,532)	—

Total distributions		($3,434,251)	($3,408,430)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		256,309	$2,331,282	511,525	$4,732,716
Select Shares		187,962	1,759,882	395,510	3,401,829
Institutional Shares	+	6,203,079	55,733,439	9,347,046	86,144,096

Total shares sold		6,647,350	$59,824,603	10,254,081	$94,278,641

Shares Reinvested
Investor Shares		16,520	$134,146	14,548	$136,891
Select Shares		6,727	54,686	6,267	58,975
Institutional Shares	+	268,366	2,179,133	251,426	2,365,918

Total shares reinvested		291,613	$2,367,965	272,241	$2,561,784

Shares Redeemed
Investor Shares		(380,186)	($3,415,881)	(476,328)	($4,266,333)
Select Shares		(137,130)	(1,250,573)	(343,016)	(3,065,763)
Institutional Shares	+	(8,566,475)	(74,683,725)	(2,173,135)	(20,142,841)

Total shares redeemed		(9,083,791)	($79,350,179)	(2,992,479)	($27,474,937)

Net transactions in fund shares		(2,144,828)	($17,157,611)	7,533,843	$69,365,488

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,408,289	$187,847,481	11,874,446	$104,454,278
Total increase or decrease	+	(2,144,828)	(24,029,419)	7,533,843	83,393,203

End of period		17,263,461	$163,818,062	19,408,289	$187,847,481

Net investment income not yet distributed/(Distributions in excess of net investment income)			$67,444		($826,874)

38 See financial notes

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	4/1/09–	4/1/08–	11/2/07[2]–
	3/31/12	3/31/11	3/31/10[1]	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.86	11.20	10.32	11.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.26	0.27	0.07
Net realized and unrealized gains (losses)	0.09	0.71	1.06	(0.86)	1.27

Total from investment operations	0.29	0.87	1.32	(0.59)	1.34
Less distributions:
Distributions from net investment income	(0.46)	(0.20)	(0.42)	(0.38)	(0.05)
Distributions from net realized gains	(0.08)	(0.01)	(0.02)	—	—

Total distributions	(0.54)	(0.21)	(0.44)	(0.38)	(0.05)

Net asset value at end of period	11.61	11.86	11.20	10.32	11.29

Total return (%)	2.48	7.86	12.85	(5.40)	13.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.71	0.74	0.76 [4]	0.75	0.75	[5]
Gross operating expenses	0.71	0.74	0.79	0.87	1.23	[5]
Net investment income (loss)	1.51	1.67	2.42	2.24	1.98	[5]
Portfolio turnover rate	68	58	67	92	1	[3]
Net assets, end of period ($ x 1,000)	881,405	966,800	279,274	64,562	52,214

1 Effective July 27, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.

See financial notes 39

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

63.0%	Government Bonds	549,256,290	555,125,495
15.5%	Government Agency Obligations	138,615,552	136,610,826
5.9%	Corporate Bonds	52,951,113	51,593,845
13.2%	Supranational	110,569,370	116,056,226
1.1%	Other Investment Company	10,123,164	10,123,164

98.7%	Total Investments	861,515,489	869,509,556
1.3%	Other Assets and Liabilities, Net		11,895,057

100.0%	Net Assets		881,404,613

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 63.0% of net assets

Austria 4.5%
Austria Government Bond
6.25%, 07/15/27 (EUR)	22,000,000	39,577,372

Canada 4.5%
Canada Government Bond
3.50%, 01/13/20 (EUR)	26,250,000	39,958,470

Denmark 4.3%
Denmark Government International Bond
3.13%, 03/17/14 (EUR)	27,000,000	37,774,699

Finland 4.2%
Finland Government Bond
5.38%, 07/04/13 (EUR)	26,100,000	36,999,987

France 4.6%
France Government Bond OAT
5.75%, 10/25/32 (EUR)	23,100,000	40,626,226

Germany 4.6%
Bundesobligation
1.75%, 10/09/15 (EUR)	1,750,000	2,438,487
2.75%, 04/08/16 (EUR)	20,000,000	28,965,503
Bundesrepublik Deutschland
3.75%, 01/04/17 (EUR)	5,700,000	8,658,535

		40,062,525

Japan 22.4%
Japan Government Five Year Bond
0.40%, 09/20/15 (JPY)	4,620,000,000	56,197,050
Japan Government Ten Year Bond
1.10%, 09/20/12 (JPY)	1,450,000,000	17,598,274
0.70%, 03/20/13 (JPY)	330,000,000	4,009,271
1.90%, 06/20/16 (JPY)	2,900,000,000	37,440,762
1.50%, 09/20/18 (JPY)	4,100,000,000	52,581,398
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	2,200,000,000	29,454,829

		197,281,584

Mexico 4.4%
Mexico Government Bond
5.38%, 06/10/13 (EUR)	3,600,000	5,048,107
9.50%, 12/18/14 (MXN)	30,800,000	2,688,612
8.50%, 12/13/18 (MXN)	115,000,000	10,444,777
6.50%, 06/10/21 (MXN)	260,000,000	20,829,406

		39,010,902

Netherlands 2.7%
Netherlands Government Bond
4.25%, 07/15/13 (EUR)	6,000,000	8,414,047
4.00%, 07/15/16 (EUR)	3,000,000	4,486,929
7.50%, 01/15/23 (EUR)	5,360,000	10,607,459

		23,508,435

Poland 6.8%
Poland Government Bond
5.00%, 10/24/13 (PLN)	7,400,000	2,397,415
6.25%, 10/24/15 (PLN)	22,000,000	7,416,923
5.50%, 10/25/19 (PLN)	103,000,000	33,608,519
5.75%, 09/23/22 (PLN)	51,600,000	16,902,438

		60,325,295

Total Government Bonds
(Cost $549,256,290)		555,125,495

Government Agency Obligations 15.5% of net assets

Germany 12.0%
Bayerische Landesbank
1.40%, 04/22/13 (JPY)	3,550,000,000	43,238,931
Kreditanstalt fuer Wiederaufbau
0.30%, 03/20/13 (JPY)	2,100,000,000	25,415,354
2.05%, 02/16/26 (JPY)	2,860,000,000	37,537,906

		106,192,191

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Japan 1.7%
Development Bank of Japan
1.75%, 03/17/17 (JPY)	1,160,000,000	14,979,780

Netherlands 1.8%
Bank Nederlandse Gemeenten
1.85%, 11/07/16 (JPY)	1,200,000,000	15,438,855

Total Government Agency Obligations
(Cost $138,615,552)		136,610,826

Corporate Bonds 5.9% of net assets

Netherlands 1.0%
ING Bank N.V.
6.13%, 05/29/23 (EUR) (a)(b)	6,300,000	8,335,627

Norway 1.9%
Eksportfinans ASA
1.60%, 03/20/14 (JPY)	1,500,000,000	16,868,920

United Kingdom 3.0%
HSBC Holdings plc
6.25%, 03/19/18 (EUR)	500,000	743,018
6.00%, 06/10/19 (EUR)	11,400,000	16,791,021
Lloyds TSB Bank plc
5.38%, 09/03/19 (EUR)	6,300,000	8,855,259

		26,389,298

Total Corporate Bonds
(Cost $52,951,113)		51,593,845

Supranational 13.2% of net assets

Asian Development Bank
2.35%, 06/21/27 (JPY)	2,000,000,000	27,092,739
European Investment Bank
2.75%, 06/03/16 (EUR)	7,000,000	9,835,909
1.40%, 06/20/17 (JPY)	2,600,000,000	32,988,682
1.90%, 01/26/26 (JPY)	500,000,000	6,291,555
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	3,100,000,000	39,847,341

Total Supranational
(Cost $110,569,370)		116,056,226

	Number	Value
Security	of Shares	($)

Other Investment Company 1.1% of net assets

United States 1.1%
State Street Institutional U.S. Government Money Market Fund	10,123,164	10,123,164

Total Other Investment Company
(Cost $10,123,164)		10,123,164

End of Investments.

At 03/31/12 the tax basis cost of the fund’s investments was $862,110,015, and the unrealized appreciation and depreciation were $17,818,564 and ($10,419,023), respectively, with a net appreciation of $7,399,541.

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).

EUR —	euro currency
GBP —	Great British pound
JPY —	Japanese yen
MXN —	Mexican peso
PLN —	Polish zloty
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/12:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Gains
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/27/2012	State Street Bank London	GBP	43,999,500	EUR	52,489,463	354,013

See financial notes 41

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $861,515,489)		$869,509,556
Receivables:
Investments sold		7,022,268
Interest		10,862,541
Fund shares sold		1,745,230
Foreign tax reclaims		93,127
Unrealized gains on forward foreign currency exchange contracts		354,013
Prepaid expenses	+	4,940

Total assets		889,591,675

Liabilities

Payables:
Investments bought		7,180,922
Fund shares redeemed		798,229
Investment adviser fees		43,938
Trustees’ retirement plan		30,222
Accrued expenses	+	133,751

Total liabilities		8,187,062

Net Assets

Total assets		889,591,675
Total liabilities	−	8,187,062

Net assets		$881,404,613

Net Assets by Source
Capital received from investors		870,524,944
Net investment income not yet distributed		3,073,428
Net realized capital losses		(471,713)
Net unrealized capital gains		8,277,954

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$881,404,613		75,929,214		$11.61

42 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Interest		$20,695,160

Expenses

Investment adviser fees		5,599,475
Custodian fees		313,250
Registration fees		255,085
Transfer agent fees		163,149
Shareholder reports		84,847
Accounting and administration fees		74,414
Professional fees		57,899
Trustees’ fees		31,335
Interest expense		1,012
Recouped by manager		429
Other expenses	+	41,196

Total expenses	−	6,622,091

Net investment income		14,073,069

Realized and Unrealized Gains (Losses)

Net realized gains on investments		30,598,185
Net realized gains on foreign currency transactions	+	2,523,251

Net realized gains		33,121,436
Net unrealized losses on investments		(15,928,246)
Net unrealized gains on foreign currency translations	+	1,629,973

Net unrealized losses	+	(14,298,273)

Net realized and unrealized gains		18,823,163

Increase in net assets resulting from operations		$32,896,232

See financial notes 43

 Laudus Mondrian International Fixed Income Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income		$14,073,069	$8,675,322
Net realized gains (losses)		33,121,436	(7,529,220)
Net unrealized gains (losses)	+	(14,298,273)	23,236,180

Increase in net assets from operations		32,896,232	24,382,282

Distributions to Shareholders

Distributions from net investment income		(33,490,040)	(7,683,365)
Distributions from net realized gains	+	(6,005,136)	(588,061)

Total distributions		($39,495,176)	($8,271,426)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		32,819,253	$397,601,899	69,638,144	$820,566,719
Shares reinvested		859,444	10,035,066	267,033	3,039,957
Shares redeemed	+	(39,254,809)	(486,433,210)	(13,343,783)	(152,191,466)

Net transactions in fund shares		(5,576,112)	($78,796,245)	56,561,394	$671,415,210

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		81,505,326	$966,799,802	24,943,932	$279,273,736
Total increase or decrease	+	(5,576,112)	(85,395,189)	56,561,394	687,526,066

End of period		75,929,214	$881,404,613	81,505,326	$966,799,802

Net investment income not yet distributed			$3,073,428		$716,129

44 See financial notes

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust, (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Growth Investors U.S. Large Cap Growth Fund
Laudus Mondrian Global Fixed Income Fund (has not commenced operations)

Each fund, with the exception of Laudus Mondrian International Fixed Income Fund, offers three share classes: Investor Shares, Select Shares and Institutional Shares.

As of September 21, 2011, the Laudus Mondrian International Fixed Income Fund reopened to new investors. Prior to September 21, 2011, the fund was closed to new investors effective March 11, 2011.

Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who

 45

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Forward foreign currency exchange contracts: valued at a value based on that day’s exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the funds’ results of operations.

46

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of March 31, 2012:

Laudus Mondrian International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$116,515,157	$—	$116,515,157
Israel(a)	2,338,614	—	—	2,338,614
Other Investment Company(a)	1,678,247	—	—	1,678,247

Total	$4,016,861	$116,515,157	$—	$120,532,018

Other Financial Instruments
Forward Foreign Currency Exchange Contracts*	$100,986	$—	$—	$100,986

*	Forward foreign curency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian Global Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$2,602,723	$—	$2,602,723
Israel(a)	90,120	—	—	90,120
United States(a)	2,438,348	—	—	2,438,348
Other Investment Company(a)	56,260	—	—	56,260

Total	$2,584,728	$2,602,723	$—	$5,187,451

Other Financial Instruments
Forward Foreign Currency Exchange Contracts*	$3,468	$—	$—	$3,468

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts*	($984)	$—	$—	($984)

*	Forward foreign curency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

 47

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Laudus Mondrian Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$84,563,442	$—	$84,563,442
Brazil(a)	14,201,123	—	—	14,201,123
Chile(a)	4,320,660	—	—	4,320,660
Kazakhstan(a)	2,768,666	—	—	2,768,666
Mexico(a)	4,258,054	—	—	4,258,054
Peru(a)	5,047,915	—	—	5,047,915
Philippines(a)	3,973,941	—	—	3,973,941
Russia(a)	7,813,444	—	—	7,813,444
Taiwan(a)	—	7,587,502	—	7,587,502
Telecommunication Services	798,560	360,799	—	1,159,359
Thailand(a)	—	3,454,542	—	3,454,542
Energy	4,491,268	—	—	4,491,268
Preferred Stock
Brazil(a)	15,940,546	—	—	15,940,546
Other Investment Company(a)	4,279,583	—	—	4,279,583

Total	$67,893,760	$95,966,285	$—	$163,860,045

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian International Fixed Income Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds(a)	$—	$555,125,495	$—	$555,125,495
Government Agency Obligations(a)	—	136,610,826	—	136,610,826
Corporate Bonds(a)	—	51,593,845	—	51,593,845
Supranational	—	116,056,226	—	116,056,226
Other Investment Company(a)	10,123,164	—	—	10,123,164

Total	$10,123,164	$859,386,392	$—	$869,509,556

Other Financial Instruments
Forward Foreign Currency Exchange Contracts*	$354,013	$—	$—	$354,013

*	Forward foreign curency exchange contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

The funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2012.

The funds entered into forward foreign currency exchange contracts during the period from April 1, 2011 through March 31, 2012. The funds invested in forward foreign currency exchange contracts to defensively hedge part of the funds’ exposure to currencies that were deemed to be overvalued by the sub-adviser. The fair value of forward foreign currency exchange contracts held by the funds is presented in unrealized gains (losses) on forward foreign currency exchange contracts on the Statement of

48

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Assets and Liabilities. For Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund and Laudus Mondrian International Fixed Income Fund, the realized gains (losses) included in net realized gains (losses) on foreign currency transactions on the Statement of Operations were $127,398, ($1,858) and $3,281,847, respectively, and the change in unrealized gains (losses) included in net unrealized gains (losses) on foreign currency translations on the Statement of Operations were $183,290, $6,738 and $2,046,488, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to forward currency exchange contracts and financial note 3 for disclosures concerning the risks of investing in forward currency exchange contracts. During the period, the monthly average notional amount of forward foreign currency exchange contracts and the monthly average unrealized gains (losses) were as follows:

	Forward Foreign Currency	Unrealized
	Exchange Contracts	Gains (Losses)

Laudus Mondrian International Equity Fund	$6,892,908	$74,801
Laudus Mondrian Global Equity Fund	222,840	1,783
Laudus Mondrian Emerging Markets Fund	—	—
Laudus Mondrian International Fixed Income Fund	72,590,326	651,824

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward foreign currency exchange contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

 49

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2012, if any, are reflected in the funds’ Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as

50

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing tranfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

Interest rates rise and fall over time, which will affect a fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

 51

 Laudus Mondrian Funds

Financial Notes (continued)

3. Risk factors (continued):

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the funds’ average daily net assets described as follows.

	First $1billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Global Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2013, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Investor Shares	1.40%	1.40%	1.80%	n/a
Select Shares	1.12%	1.12%	1.52%	n/a
Institutional Shares	1.05%	1.05%	1.45%	0.75%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2012, there were no prior year amounts recouped except Laudus Mondrian International Fixed Income Fund which recaptured $429. As of March 31, 2012, the balance of recoupable expenses and the respective years of expiration are as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expiration Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2013	$135,683	$155,976	$95,858	$—
March 31, 2014	209,921	178,953	95,552	—

Total	$345,604	$334,929	$191,410	$—

5. Transfer Agent, Distribution and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25%

52

 Laudus Mondrian Funds

Financial Notes (continued)

5. Transfer Agent, Distribution and Shareholders Services (continued):

of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized each fund to reimburse, out of the Investor and Select Class assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares an amount of up to 0.15% of the average daily net assets of that class on an annual basis.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian International Equity Fund	$40,086,879	$41,908,077
Laudus Mondrian Global Equity Fund	1,655,986	1,498,259
Laudus Mondrian Emerging Markets Fund	74,041,485	91,491,661
Laudus Mondrian International Fixed Income Fund	621,072,665	713,885,698

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(4/1/11-3/31/12)	(4/1/10-3/31/11)

Laudus Mondrian International Equity Fund	$1,562	$843
Laudus Mondrian Global Equity Fund	—	38
Laudus Mondrian Emerging Markets Fund	2,920	1,109
Laudus Mondrian International Fixed Income Fund	50,054	65,559

 53

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Undistributed ordinary income	$954,557	$32,498	$646,247	$3,585,677
Undistributed long-term capital gains	199,834	—	—	—
Unrealized appreciation on investments	8,418,169	507,554	19,816,598	17,818,564
Unrealized depreciation on investments	(8,212,485)	(551,835)	(4,652,306)	(10,419,023)
Other unrealized appreciation/(depreciation)	(2,014)	345	(98,529)	(70,126)

Net unrealized appreciation/(depreciation)	$203,670	($43,936)	$15,065,763	$7,329,415

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. For the year ended March 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expiration Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2017	$—	$4,137	$—	$—
March 31, 2018	—	331,513	—	—
March 31, 2019	—	92,150	—	—
No expiration	—	54,747	—	—

Total	$—	$482,547	$—	$—

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2012, the funds had capital losses utilized and aggregate deferred realized net capital losses as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital losses deferred	$1,454,633	$11,200	$2,206,251	$5,201
Capital losses utilized	430,440	—	—	—

54

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Current period distributions
Ordinary income	$4,563,646	$138,219	$2,191,568	$39,495,176
Long-term capital gains	767,388	—	1,242,683	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$2,525,260	$116,134	$3,408,430	$8,116,841
Long-term capital gains	—	—	—	154,585
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2012, the funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital shares	$—	$—	$—	$—
Undistributed net investment income	116,654	(1,678)	(414,995)	21,774,270
Net realized capital gains/(losses)	(116,654)	1,678	414,995	(21,774,270)

As of March 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statement. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as a short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

 55

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The funds have adopted the noted provisions of the Act for the period ending March 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Fixed Income Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2012

 57

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853(a) of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2012, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian International Equity Fund	$567,797	$6,312,984
Laudus Mondrian Global Equity Fund	13,771	146,289
Laudus Mondrian Emerging Markets Fund	631,827	6,649,454
Laudus Mondrian International Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Global Equity Fund	40.38
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Laudus Mondrian International Equity Fund	$5,131,443
Laudus Mondrian Global Equity Fund	151,990
Laudus Mondrian Emerging Markets Fund	2,650,596
Laudus Mondrian International Fixed Income Fund	—

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long term capital gain dividends for the fiscal year ended March 31, 2012:

Laudus Mondrian International Equity Fund	$767,388
Laudus Mondrian Global Equity Fund	—
Laudus Mondrian Emerging Markets Fund	1,242,683
Laudus Mondrian International Fixed Income Fund	—

58

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 92 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	75	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	75	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	75	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	75	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	75	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	75	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

 59

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	75	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	75	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	92	None

60

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

 61

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President, Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (Nov. 2006 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

62

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.

Maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

 63

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2011 Laudus Funds. All rights reserved.

64

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-04

Annual Report March 31, 2012

COMMAND PERFORMANCETM

Laudus Growth Investors U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
UBS Global Asset Management (Americas) Inc.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc., UBS Global Asset Management (Americas) Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Growth Investors U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	13.58%

Russell 1000® Growth Index	11.02%

Performance Details	pages 4-5

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please see prospectus for further detail and investor eligibility requirements.

Laudus Growth Investors U.S. Large Cap Growth Fund 1

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Laudus Growth Investors U.S. Large Cap Growth Fund.

For the 12 months ended March 31, 2012, U.S. stock investors experienced two sharply contrasting investment environments: the generally risk-averse conditions during the first half of the report period, and the comparatively optimistic backdrop during the second half. For the period, large-capitalization stocks outperformed medium- and small-cap stocks, and growth stocks generated higher returns than value stocks.

Equities started on a lackluster note. Soft U.S. economic data that fueled fears of a recession provided one obstacle. Other obstacles included congressional gridlock over the U.S. budget deficit and the market’s reaction to the downgrade of long-term Treasuries by Standard & Poor’s. August and September were particularly rough months, with many major stock indices posting double-digit losses. Also weighing on equities—while driving up financial market volatility—were concerns that the euro zone’s sovereign debt crisis could spread to the “core” countries of France and Germany. In an effort to restore financial market stability, the U.S. Federal Reserve and European Central Bank acted in close coordination to ensure that financial markets had ample liquidity, and maintained interest rates at historically low levels.

As conditions improved, investors became more optimistic. Brighter U.S. economic prospects helped, as the unemployment rate declined from 9.0% in April 2011 to 8.2% in March 2012. Tentative signs that the housing market became healthier also played a positive role. On the international front, expectations for a solution to Greece’s sovereign debt problems inspired investors to tolerate higher levels of risk. Supportive underlying fundamentals helped stocks start 2012 on firmer footing as well, with profits for S&P 500 companies topping analyst estimates for a twelfth straight quarter during the final three months of 2011.

This collective backdrop enabled stocks to rally sharply during the latter half of the 12 months, starting 2012 with particularly noteworthy gains. For example, the Dow Jones Industrial Average returned 8.84% during the first three months of the new year and the S&P 500 Index returned 12.59%, the

2 Laudus Growth Investors U.S. Large Cap Growth Fund

From the President continued

For the 12 months ended March 31, 2012, U.S. stock investors experienced two sharply contrasting investment environments: the generally risk-averse conditions during the first half of the report period, and the comparatively optimistic backdrop during the second half.

highest first-quarter returns for both indices in at least a decade. For the entire 12 months, the Russell 1000 Growth Index returned 11.02%, the Dow Jones Industrial Average returned 10.18%, the S&P 500 Index returned 8.54%, and the small-cap Russell 2000 Index returned -0.18%.

For details concerning the fund’s 13.58% total return, solid outperformance of the Russell 1000 Growth Index, and characteristics and objectives, please read the pages that follow this letter.

Thank you for investing in the Laudus Growth Investors U.S. Large Cap Growth Fund, which is a member of the Laudus Fund family. Charles Schwab Investment Management, Inc., formed the Laudus Fund family in 2004 with the objective of providing clients with access to third party portfolio management teams with strong investment records. The fund is a growth-oriented portfolio sub-advised by the Growth Investors Team at UBS Global Asset Management (Americas) Inc.

We encourage you to review your investment portfolio regularly to ensure it meets your current financial plan. For answers to questions or to consult our website for more information, please visit www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

*	Data sources: Central Intelligence Agency World Factbook 2012, the European Commission (primarily Directorates-General: Economic and Financial Affairs, and Eurostat).

Laudus Growth Investors U.S. Large Cap Growth Fund 3

Laudus Growth Investors U.S. Large Cap Growth Fund

The Laudus Growth Investors U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s objectives, strategy, and risks please see the prospectus.

The fund returned 13.58% for the 12 months ended March 31, 2012. For performance comparisons, the fund uses the Russell 1000 Growth Index (the comparative index), which returned 11.02%.

Market Performance. U.S. stocks experienced sharply contrasting performance periods during the 12 months. The market’s reaction to Standard & Poor’s downgrade of U.S. sovereign debt, a soft patch of U.S. economic data, and slowing economic activity in China weighed on stocks in 2011. However, improving U.S. economic data, progress concerning Greece’s debt problems, and moderating but relatively robust economic activity in China helped turn investor sentiment around during the first quarter of 2012. This propelled the Dow Jones Industrial Average and S&P 500 Index to their most substantial first-quarter returns in at least a decade. Growth stocks solidly outperformed value stocks for the fiscal year and the largest-cap stocks outperformed small-cap stocks.

Contributors and Detractors. Consumer Discretionary stocks were some of the better performers for the fund for the 12 months, and represented one of the largest overweights versus the comparative index. The economically sensitive nature of this sector benefitted from the more meaningful pace of U.S. economic growth as the period progressed, enhancing the relative appeal of stock valuations in this sector. The fund’s overweight in Consumer Discretionary stocks versus the comparative index improved relative performance. Stock selection within the sector also played a role in the fund’s return versus the comparative index, with shares of Las Vegas Sands, Priceline.com, Ralph Lauren, McDonald’s, and Nike representing select examples of the potential benefits of an actively managed approach.

Information Technology (IT) was another of the fund’s larger sector overweights versus the comparative index. IT stocks rebounded strongly as investor optimism increased during the first quarter of 2012. The Technology Hardware & Equipment industry—one of the industries within the IT sector—generated returns of more than 20% for the first three months of the new year. Shares of companies such as Apple and QUALCOMM generated even higher returns, illustrating the sharp performance rebound and underscoring why the fund’s relative overweight performed so well. Active stock selection versus the index also enhanced the fund’s performance relative to the comparative index.

The Financials sector was one of the weaker performers for the 12 months. The euro zone’s sovereign debt crisis, relatively slow loan growth, and increased regulatory and legislative pressures weighed on the performance of stocks in this sector. Stock selection within the sector weighed on the fund’s performance relative to that of the comparative index. Shares of CME Group and Goldman Sachs in particular were relative underperformers. The fund held a smaller weighting in Consumer Staples stocks than the comparative index, which also limited performance. These shares benefitted from intermittent flights to quality during the latter part of 2011.

As of 3/31/12:
 Fund Characteristics

Number of Securities[1]	45
Weighted Average Market Cap ($ x 1,000,000)	$89,919
Price to Earnings (P/E)	25.68
Price/Book Ratio (P/B)	4.33
Portfolio Turnover (One year trailing)	96%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	10/14/1997*
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$14.83

Views of UBS Global Asset Management (Americas) Inc. and portfolio holdings may have changed since the report date.

*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	Short-term investments are not included.

4 Laudus Growth Investors U.S. Large Cap Growth Fund

 Laudus Growth Investors U.S. Large Cap Growth Fund

Performance Summary as of 3/31/12

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

March 31, 2002 – March 31, 2012
Performance of a Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Laudus Growth Investors U.S. Large Cap Growth Fund (10/14/97)	13.58%	8.34%	7.00%
Russell 1000® Growth Index*	11.02%	5.10%	4.28%

Fund Expense Ratios3: Net 0.78%; Gross 0.94%

 Sector Weightings % of Equities

Information Technology	37.2%
Consumer Discretionary	24.2%
Health Care	12.3%
Industrials	8.1%
Energy	7.4%
Consumer Staples	6.0%
Materials	3.3%
Telecommunication Services	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets4

Apple, Inc.	8.3%
Visa, Inc., Class A	3.9%
Allergan, Inc.	3.7%
Amazon.com, Inc.	3.6%
QUALCOMM, Inc.	3.6%
Priceline.com, Inc.	3.3%
Las Vegas Sands Corp.	3.2%
Google, Inc., Class A	3.2%
The Estee Lauder Cos, Inc., Class A	3.0%
CVS Caremark Corp.	2.9%
Total	38.7%

*	Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/13. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[4]	This list is not a recommendation of any security by the investment adviser.

Laudus Growth Investors U.S. Large Cap Growth Fund 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2011 and held through March 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/11	at 3/31/12	10/1/11–3/31/12

Laudus Growth Investors U.S. Large Cap Growth Fund
Actual Return	0.78%	$1,000	$1,295.90	$4.48
Hypothetical 5% Return	0.78%	$1,000	$1,021.10	$3.94

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.

6 Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Statements

Financial Highlights

	4/1/11–	4/1/10–	7/1/09–		7/1/08–	7/1/07–	7/1/06–
	3/31/12	3/31/11	3/31/10[1]		6/30/09	6/30/08	6/30/07

Per-Share Data ($)

Net asset value at beginning of period	13.36	11.23	8.68		11.45	10.94	9.02

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[2]	0.01 [2]	0.01	[2]	0.03 [2]	0.01 [2]	0.04 [2]
Net realized and unrealized gains (losses)	1.77	2.13	2.58		(2.80)	0.59	1.90

Total from investment operations	1.75	2.14	2.59		(2.77)	0.60	1.94
Less distributions:
Distributions from net investment income	—	(0.01)	(0.04)		—	(0.01)	(0.02)
Distributions from net realized gains	(0.28)	—	—		—	(0.08)	—

Total distributions	(0.28)	(0.01)	(0.04)		—	(0.09)	(0.02)

Net asset value at end of period	14.83	13.36	11.23		8.68	11.45	10.94

Total return (%)	13.58	19.07	30.02	[3]	(24.19)	5.52	21.51

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.78	0.78	0.78	[4]	0.80	0.80	0.80
Gross operating expenses	0.88	0.94	0.99	[4]	1.23	1.21	1.25
Net investment income (loss)	(0.17)	0.06	0.12	[4]	0.41	0.05	0.35
Portfolio turnover rate	96	98	72	[3]	132	102	112
Net assets, end of period ($ x 1,000)	1,029,502	468,963	214,872		54,344	76,175	62,529

1 Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Financial Highlights above present the Y Class shares of the UBS Growth Fund prior to the acquisition date of July 13, 2009 and Laudus Growth Investors U.S. Large Cap Growth Fund subsequent to that date. (Note that the UBS Growth Fund had a fiscal year ending June 30 whereas the Laudus Growth Investors U.S. Large Cap Growth Fund has a fiscal year ending March 31).
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 7

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings as of March 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

97.6%		Common Stock	811,464,185	1,004,402,984
2.5%		Other Investment Companies	26,000,101	26,255,259

100.1%		Total Investments	837,464,286	1,030,658,243
(0	.1)%	Other Assets and Liabilities, Net		(1,156,614)

100.0%		Net Assets		1,029,501,629

	Number	Value
Security	of Shares	($)

Common Stock 97.6% of net assets

Capital Goods 6.9%
Cummins, Inc.	81,600	9,795,264
Danaher Corp.	461,900	25,866,400
Roper Industries, Inc.	137,500	13,634,500
United Technologies Corp.	261,300	21,672,222

		70,968,386

Consumer Durables & Apparel 5.0%
NIKE, Inc., Class B	261,500	28,357,060
Ralph Lauren Corp.	133,500	23,273,055

		51,630,115

Consumer Services 6.7%
Chipotle Mexican Grill, Inc. *	32,800	13,710,400
Las Vegas Sands Corp.	572,900	32,981,853
McDonald’s Corp.	230,500	22,612,050

		69,304,303

Energy 7.2%
Cabot Oil & Gas Corp.	308,500	9,615,945
Concho Resources, Inc. *	150,600	15,373,248
EOG Resources, Inc.	107,400	11,932,140
FMC Technologies, Inc. *	394,200	19,875,564
Schlumberger Ltd.	249,600	17,454,528

		74,251,425

Food & Staples Retailing 2.9%
CVS Caremark Corp.	670,400	30,033,920

Health Care Equipment & Services 1.9%
Express Scripts, Inc. *	365,100	19,781,118

Household & Personal Products 3.0%
The Estee Lauder Cos., Inc., Class A	490,800	30,400,152

Materials 3.2%
FMC Corp.	111,800	11,835,148
The Sherwin-Williams Co.	193,800	21,060,246

		32,895,394

Media 2.5%
Comcast Corp., Class A	340,600	10,221,406
Discovery Communications, Inc., Class A *	295,000	14,927,000

		25,148,406

Pharmaceuticals, Biotechnology & Life Sciences 10.1%
Agilent Technologies, Inc.	567,100	25,241,621
Allergan, Inc.	394,700	37,666,221
Biogen Idec, Inc. *	194,500	24,501,165
Watson Pharmaceuticals, Inc. *	247,200	16,577,232

		103,986,239

Retailing 9.4%
Amazon.com, Inc. *	183,300	37,120,083
Dollar General Corp. *	554,600	25,622,520
Priceline.com, Inc. *	47,200	33,866,000

		96,608,603

Semiconductors & Semiconductor Equipment 1.0%
Broadcom Corp., Class A *	271,300	10,662,090

Software & Services 16.8%
Baidu, Inc. ADR *	179,100	26,107,407
Google, Inc., Class A *	50,600	32,446,744
MasterCard, Inc., Class A	34,300	14,424,522
MercadoLibre, Inc.	108,300	10,590,657
Salesforce.com, Inc. *	185,400	28,646,154
SINA Corp. *	145,300	9,444,500
Teradata Corp. *	157,700	10,747,255
Visa, Inc., Class A	342,100	40,367,800

		172,775,039

Technology Hardware & Equipment 18.5%
Apple, Inc. *	141,700	84,944,899
EMC Corp. *	877,400	26,216,712
NetApp, Inc. *	548,100	24,538,437
QUALCOMM, Inc.	538,900	36,655,978
Riverbed Technology, Inc. *	637,400	17,898,192

		190,254,218

Telecommunication Services 1.5%
Crown Castle International Corp. *	282,800	15,084,552

8 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 1.0%
Union Pacific Corp.	98,800	10,619,024

Total Common Stock
(Cost $811,464,185)		1,004,402,984

Other Investment Companies 2.5% of net assets

iShares Russell 1000 Growth Index Fund	199,000	13,149,920
State Street Institutional U.S. Government Money Market Fund	13,105,339	13,105,339

Total Other Investment Companies
(Cost $26,000,101)		26,255,259

End of Investments.

At 03/31/12, the tax basis cost of the fund’s investments was $841,646,473 and the unrealized appreciation and depreciation were $192,736,721 and ($3,724,951), respectively, with a net unrealized appreciation of $189,011,770.

*	Non-income producing security.

ADR —	American Depositary Receipt

See financial notes 9

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Assets and Liabilities
As of March 31, 2012

Assets

Investments, at value (cost $837,464,286)		$1,030,658,243
Receivables:
Investments sold		6,521,893
Fund shares sold		6,496,188
Dividends		376,895
Foreign tax reclaims		781
Interest		93
Prepaid expenses	+	4,966

Total assets		1,044,059,059

Liabilities

Payables:
Investments bought		13,846,037
Fund shares redeemed		320,326
Investment adviser fees		50,160
Trustees’ retirement plan		1,868
Accrued expenses	+	339,039

Total liabilities		14,557,430

Net Assets

Total assets		1,044,059,059
Total liabilities	−	14,557,430

Net assets		$1,029,501,629

Net Assets by Source
Capital received from investors		833,970,284
Distributions in excess of net investment income		(505,334)
Net realized capital gains		2,842,722
Net unrealized capital gains		193,193,957

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,029,501,629		69,431,941		$14.83

10 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Operations
For April 1, 2011 through March 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $2,467)		$3,882,324
Interest	+	12,763

Total investment income		3,895,087

Expenses

Investment adviser fees		4,381,122
Sub-Accounting and sub-transfer agent fees		635,738
Registration fees		209,032
Transfer agent fees		114,074
Shareholder reports		71,520
Professional fees		60,332
Accounting and administration fees		54,619
Custodian fees		27,710
Trustees’ fees		21,213
Other expenses	+	33,623

Total expenses		5,608,983
Expense reduction by adviser	−	650,228
Custody credits	−	15

Net expenses	−	4,958,740

Net investment loss		(1,063,653)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		21,300,714
Net unrealized gains on investments	+	101,657,302

Net realized and unrealized gains		122,958,016

Increase in net assets resulting from operations		$121,894,363

See financial notes 11

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/11-3/31/12			4/1/10-3/31/11
Net investment income (loss)		($1,063,653)	$184,255
Net realized gains		21,300,714	13,909,959
Net unrealized gains	+	101,657,302	58,174,211

Increase in net assets from operations		121,894,363	72,268,425

Distributions to Shareholders

Distributions from net investment income		—	(326,138)
Distributions from net realized gains	+	(14,438,073)	—

Total distributions		($14,438,073)	($326,138)

Transactions in Fund Shares

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		44,218,087	$582,923,031	22,000,977	$252,073,802
Shares reinvested		795,982	9,639,343	15,061	187,361
Shares redeemed	+	(10,674,523)	(139,479,987)	(6,060,869)	(70,112,527)

Net transactions in fund shares		34,339,546	$453,082,387	15,955,169	$182,148,636

Shares Outstanding and Net Assets

		4/1/11-3/31/12		4/1/10-3/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,092,395	$468,962,952	19,137,226	$214,872,029
Total increase	+	34,339,546	560,538,677	15,955,169	254,090,923

End of period		69,431,941	$1,029,501,629	35,092,395	$468,962,952

Distributions in excess of net investment income			($505,334)		($1,551)

12 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes

1. Business Structure of the Funds:

Laudus Growth Investors U.S. Large Cap Growth Fund is a series of the Laudus Trust, (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Laudus Growth Investors U.S. Large Cap Growth Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund (has not commenced operations)

The Laudus Growth Investors U.S. Large Cap Growth Fund offers one share class.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures

 13

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

contracts. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of March 31, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$1,004,402,984	$—	$—	$1,004,402,984
Other Investment Companies	26,255,259	—	—	26,255,259

Total	$1,030,658,243	$—	$—	$1,030,658,243

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2012.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

14

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing tranfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

 15

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that the investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid-or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the fund.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the fund’s sub-adviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows.

Average daily net assets

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $2 billion	0.575%
over $2 billion	0.55%

CSIM (not the fund) pays a portion of the management fees it receives to UBS Global AM in return for its services.

16

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

CSIM has contractually agreed, until at least July 30, 2013, to waive a portion of its management fee and bear certain expenses of the fund. As such, CSIM further agrees to reimburse the fund to limit the annual expenses to 0.78% of the fund’s average daily net assets value, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the fund’s net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2012, there were no prior year amounts recouped. As of March 31, 2012, the balance of recoupable expenses and the respective years of expiration are as follows:

Expiration Date

March 31, 2013	$537,214
March 31, 2014	650,228

Total	$1,187,442

The fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2012, the fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the fund. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the fund.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$1,043,928,610	$609,695,776

 17

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(4/1/11-3/31/12)	(4/1/10-3/31/11)

$40,006	$19,427

10. Federal Income Taxes:

As of March 31, 2012, the components of distributable earnings on a tax-basis were as follows:

Undistributed long-term capital gains	7,024,908
Unrealized appreciation on investments	192,736,721
Unrealized depreciation on investments	(3,724,951)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$189,011,770

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2012, the fund had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2012, the fund had aggregate deferred realized net ordinary losses and capital losses utilized as follows:

Ordinary losses deferred	$503,466
Capital losses utilized	2,212,999

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$—
Long-term capital gains	14,438,073
Return of capital	—

Prior period distributions
Ordinary income	$326,138
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to wash sales and deferred trustee retirement plan fees. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

18

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2012, the funds made the following reclassifications:

Capital shares	($559,869)
Undistributed net investment income	559,870
Net realized capital gains/(losses)	(1)

As of March 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2012, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as a short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The fund has adopted the noted provisions of the Act for the period ending March 31, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Growth Investors U.S. Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Growth Investors U.S. Large Cap Growth Fund (one of the portfolios constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended March 31, 2012 and the financial highlights for the nine-month period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the three years in the period ended June 30, 2009 were audited by other auditors whose report dated August 27, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2012

20

Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $14,438,073 as long term capital gain dividends for the fiscal year ended March 31, 2012.

 21

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 92 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	75	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	75	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	75	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	75	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	75	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	75	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

22

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	75	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	75	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	92	None

 23

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

Catherine MacGregor 1964 Vice President, Chief Legal Officer and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

24

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President, Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (Nov. 2006 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Laudus Funds or the Schwab Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 25

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

26

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2011 Laudus Funds. All rights reserved.

 27

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55508-02

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2012: $178,624                    2011: $159,883
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2012: $27,818                    2011: $41,064
Nature of these services: Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2012: $27,822                    2011: $45,043
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
     For services rendered to Registrant:
2012: $1,786 2011: $1,712

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2012: $57,426                    2011: $87,819
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
     2012: NONE                    2011: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Laudus Trust

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date:	May 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date:	May 15, 2012

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	May 15, 2012